COMMON STOCK REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2016
Common Stock Repurchase Program [Abstract]
Common Stock
COMMON STOCK REPURCHASE PROGRAM

The Company repurchases stock primarily to create economic value for its shareholders and to provide additional liquidity to the stock. Shares are purchased as part of a board approved plan or withheld on behalf of plan participants to satisfy tax withholding obligations related to the vesting of restricted shares. Shares repurchased are retired and reflected as a reduction in shareholders’ equity.

In March 2015, the Board of Directors approved a plan to repurchase up to 5% or approximately 630,000 shares of the Company's common stock through open market purchases or privately negotiated transactions. During 2015, the Company purchased 628,530 shares, which completed the March 2015 plan, at a cost of $7.5 million. No repurchase plans were approved or executed in 2016.